UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: December 31, 2017

Date of reporting period: June 30, 2017

Item 1. Reports to Stockholders.

Capital Advisors Growth Fund

Semi-Annual Report

June 30, 2017

CAPITAL ADVISORS GROWTH FUND

July 26, 2017

Dear Shareholder,

The Capital Advisors Growth Fund (the “Fund”) returned 7.96% in the first fiscal six months of 2017, compared to gains of 9.34% and 13.99% for the Fund’s benchmarks, the S&P 500® Index and Russell 1000® Growth Index, respectively.

The following data summarizes the Fund’s performance over various holding periods ending June 30, 2017, in comparison to the Fund’s relevant benchmarks:

Periods Ending June 30, 2017
		Russell 1000®
	Fund	Growth Index	S&P 500® Index
6-Months	7.96%	13.99%	9.34%
12-Months	14.36%	20.42%	17.90%
3-Years	6.36%	11.11%	9.61%
5-Years	12.06%	15.30%	14.63%
10-Years	6.58%	8.91%	7.18%
Inception (12/31/1999)	2.87%	3.38%	4.91%

Net Expense Ratio: 1.28%^ Gross Expense Ratio 1.51%

^
Capital Advisors, Inc. (“Capital Advisors”), the Fund’s investment advisor, has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses, until April 29, 2018, to ensure that the Total Annual Fund Operating Expenses After Fee Waiver (excluding acquired fund fees and expenses, taxes, interest and extraordinary expenses) do not exceed 1.25% of average daily net assets of the Fund.  The net expense ratio represents the percentage paid by investors.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

The Fund imposes a 2.00% redemption fee if shares are redeemed within 7 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

PERFORMANCE ATTRIBUTION

The industry sectors that contributed most favorably to the Fund’s return in the first half of the fiscal year were healthcare and technology.  The top-performing individual stock during the first half was Apple, Inc. (AAPL: $153.55), while Unilever PLC (UL: $56.84) and Brookfield Asset Management, Inc. (BAM: $38.89) also contributed strongly to the Fund’s first-half return.

CAPITAL ADVISORS GROWTH FUND

Energy was the worst-performing sector during the first half, while the Fund’s two holdings in the sector – Continental Resources, Inc. (CLR: $33.02) and Newfield Exploration Co. (NFX: $27.78) – were the largest detractors from the Fund’s return during the first six months of the year.

PORTFOLIO DESIGN

The graph below has been updated since the letter in January 2017 to reflect the recent risk profile of the Fund.  The graph reflects the Fund’s relatively cautious approach since the financial crisis.  More recently, we began a downward shift in the risk level in the second half of 2013 in response to higher valuation multiples in the stock market following a strong advance that year.

Managed Equity Growth Strategy
Risk "Speedometer"
12-31-2004 to 6-30-2017
Risk Speedometer
Mid-2000s Bull Market
Financial Crisis 2008-09
Euro Zone Panic 2010-11
Rising Stock Mkt. Valuation
110.0
100.0
90.0
80.0
70.0
60.0
50.0
40.0
2005 1Q
2005 2Q
2005 3Q
2005 4Q
2006 1Q
2006 2Q
2006 3Q
2006 4Q
2007 1Q
2007 2Q
2007 3Q
2007 4Q
2008 1Q
2008 2Q
2008 3Q
2008 4Q
2009 1Q
2009 2Q
2009 3Q
2009 4Q
2010 1Q
2010 2Q
2010 3Q
2010 4Q
2011 1Q
2011 2Q
2011 3Q
2011 4Q
2012 1Q
2012 2Q
2012 Q3
2012 Q4
2013 Q1
2013 Q2
2013 Q3
2013 Q4
2014 1Q
2014 2Q
2014 3Q
2014 4Q
2015 1Q
2015 2Q
2015 3Q
2015 4Q
2016 1Q
2016 2Q
2016 3Q
2016 4Q
2017 1Q
2017 2Q

Source: Capital Advisors, Inc.

More recently, the risk profile has edged higher as we have endeavored to position the portfolio to participate in the upward bias we expect from the stock market in 2017.  Despite this uptick, the Fund still includes a cash reserve of approximately 10%, and stocks representing our most conservative risk category – Stable Earners – comprise the largest weighting within the Fund.  We are comfortable with the current position of the portfolio, but suspect the next change in the risk profile is more likely to be downward than further upward.

We manage risk in the Fund through stock selection.  Each stock in the portfolio is categorized according to its degree of uncertainty.  The most conservative category – “Stable Earners” – includes companies with well-established business models and limited variability from quarter to quarter.  “Accelerated Growers” are in the rapid growth phase of their corporate life cycle, when the opportunity for profit is high, but so is the uncertainty surrounding the pace

CAPITAL ADVISORS GROWTH FUND

and duration of the accelerated growth period.  We call the most aggressive category “Emerging Franchises.”  These companies pioneer new industries, or apply a completely novel business model to an existing industry.  Uncertainty can be quite high for these companies because the basic inputs into the valuation calculation involve a wide range of possibilities.

We adjust the risk level of the Fund by tilting the relative weightings among Stable Earners, Accelerated Growers and Emerging Franchises based on the overall market climate.  When the valuation level of the stock market is high, implying a relatively less favorable range of outcomes going forward, we might increase exposure to Stable Earners and reduce the allocation to Emerging Franchises and Accelerated Growers.  We have aimed to structure the portfolio relatively conservatively since the second half of 2013.

OUTLOOK

It is important to note that recent strength in the stock market has been well supported by fundamentals.  Corporate earnings growth has been accelerating throughout the world following two consecutive years of stagnation from sinking commodity prices and a downturn in the manufacturing sector.  The recent rebound in corporate profits has been driven by stronger sales growth and expanding profit margins in the U.S., the Eurozone and Japan.

Most major economic indicators have been encouraging as well, not only in the U.S., but also throughout the Eurozone and Japan.  Key monthly data for industrial production, retail sales and capital goods orders have been healthy, with no more than the usual variance across different geographies and measurement periods.

The behavior of interest rates has an enormous impact on every other asset market… stocks, commodities, real estate, you name it.  This is because the valuation equation for all assets begins with the risk-free rate of interest implied by government bond yields throughout the world.

Low interest rates support higher prices for all other asset markets, and vice versa.  With government bond yields anchored to zero (or less) in recent years, it is not surprising that current valuation multiples in many asset markets look stretched relative to their long-term historical average.

The U.S. stock market looks particularly expensive relative to its historical average.  For example, the normalized price-to-earnings ratio, or “CAPE ratio” of the domestic stock market has only been higher than its current reading in 3.5% of all monthly observations dating back to 1881.1
_____________

[1]
Source: Robert Shiller http://www.econ.yale.edu/~shiller/ ; CAPE ratio measures the price of the S&P 500 Index divided by the trailing 10‐year average earnings per share for the index, adjusted for inflation.

CAPITAL ADVISORS GROWTH FUND

We believe today’s elevated CAPE ratio for the U.S. stock market demands caution from investors.  However, we also recognize that the risk-free interest rate reflected in historical comparisons was much higher than today.  If the risk-free rate had been anchored to zero throughout much of history, instead of the actual average of about 4.0%,2 the recent valuation multiple of the stock market would look normal by comparison.  The same can be said about other asset markets like real estate or private equity.

The main point we wish to highlight is that the recent price of most asset markets can probably be justified by current fundamentals as long as interest rates don’t rise too far, too fast.  Many asset markets, including the U.S. stock market, look fully valued relative to ultra-low interest rates, but they are probably not over-valued as long as interest rates behave.

For now, we see little reason to expect an unsettling rise in interest rates.  Central bankers are well aware of the relationship between interest rates and asset values, and they have been exceedingly transparent about their intention to normalize monetary policy very gradually.

Inflation is an even more important driver of interest rates, particularly the longer-term rates that matter most to the economy and the asset markets.  Here again, the outlook seems benign.  Core inflation measures throughout the developed world remain stuck below 2.0%.  Even in the U.S., where the unemployment rate is already very low, core inflation has struggled to breach the 2.0% threshold for most of the past 10 years.3

A fully valued stock market suggests future long-term returns may be lackluster from today’s starting point.  However, we do not believe stocks are so wildly over-valued that a disaster is looming.  As long as the global risk-free interest rate remains unusually low (relative to its historical average), valuation multiples in the stock market can remain abnormally high.  This is our baseline expectation.

_____________

[2]	Source: Morningstar Ibbotson
[3]	Source: Bureau of Labor Statistics (BLS) https://data.bls.gov

CAPITAL ADVISORS GROWTH FUND

FUND HOLDINGS

The ten largest holdings in the Fund as of June 30, 2017 were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
Citigroup, Inc.	50,100	45.02	66.88	6.9
Brookfield Asset
Management, Inc.	70,200	23.49	39.21	5.7
Apple, Inc.	17,700	64.41	144.02	5.3
Visa, Inc.	22,310	23.44	93.78	4.3
General Motors Co.	58,800	20.57	34.93	4.2
Allergan PLC	7,575	220.25	243.09	3.8
Amazon.com, Inc.	1,900	192.21	968.00	3.8
HanesBrands, Inc.	77,500	22.02	23.16	3.7
General Electric Co.	64,700	20.48	27.01	3.6
Gilead Sciences, Inc.	23,900	81.87	70.78	3.5

Of the 30 common stocks held by the Fund as of June 30, 2017, the 10 largest holdings represented 44.8% of total assets.  The Fund held 10.3% of its assets in interest bearing cash reserves as of June 30, 2017.

RECENT ADDITIONS TO THE FUND

Recent new additions to the Fund’s portfolio include Bright Horizons Family Solutions, Inc. (“Bright Horizons”) (BFAM: $79.59) Sensata Technologies Holding N.V. (“Sensata”) (ST: $46.70) and UnitedHealth Group, Inc. (“UnitedHealth”) (UNH: $190.82).

Bright Horizons is the nation’s largest operator of child daycare and education centers for corporations.  It generates two-thirds of its sales from running daycare centers under corporate sponsorship.  Parents can take lunch breaks with their kids, visit their children during the day, and travel together to and from work.  Advantages to the corporate sponsor include helping attract top talent, reducing the number of employee “sick days,” and contributing to a less distracted, more productive workforce.  In the corporate daycare market, Bright Horizons is roughly six times larger than its nearest competitor.4  We believe Bright Horizons has a relatively stable, defensible business model with a long runway for potential future growth.

Sensata Technologies is a leading provider of mission-critical sensors for the automotive, aerospace and industrial sectors.  Sensata is organized into two business units: Performance Sensing serves the automotive and heavy vehicle markets with embedded sensors for pressure, speed and temperature; The Sensing Solutions unit serves a diverse mix of aerospace and industrial customers.5  We think earnings growth at Sensata can
_____________

[4]	Company presentation
[5]	Source: Company filings

CAPITAL ADVISORS GROWTH FUND

accelerate over the next couple of years as recent contract wins move into the accelerated revenue phase of their life cycle, and efficiencies from the integration of two large acquisitions support higher profit margins.

UnitedHealth is one of the nation’s largest health insurers, and has consistently expanded its earnings despite significant changes in the healthcare sector throughout the company’s history.  The company’s business model has consistently earned returns well above its cost of capital, which allows it to build shareholder value over time.  Management has increased the dividend by over 20% in each of the past five years.6  We believe this track record speaks to a high-quality management team that has been an excellent steward of shareholder capital.

CONCLUSION

The behavior of global equity markets since the November 2016 elections seems to suggest that investors want action from Washington.  Developments that are interpreted to be favorable for the prospect of tax reform or regulatory relief are usually greeted with higher stock prices, while developments that diminish hope for these policies send stocks lower.

Research analysts have begun to incorporate the prospects for tax reform into their valuation models for stocks.  We have seen multiple examples of analysts raising their “fair value” estimate for stocks by adding a probability-weighted premium for the possible uplift to profit margins from tax reform.  This suggests to us that markets have already discounted some of the potential benefits of tax reform into current stock prices, and therefore, a policy failure here would likely trigger a selloff.

Importantly, the bond market has tended to move in the opposite direction of the stock market on this issue.  When the administration’s growth-friendly agenda scores a political win, interest rates tend to rise (i.e. bond prices fall), and vice versa whenever the administration’s policy agenda falters.

This dynamic may promote stability in the asset markets for the remainder of the year.  Rising interest rates would normally pose a significant threat to the stock market with valuation multiples at recent levels, however, if the reason for higher rates is the passage of growth-friendly tax or regulatory policies, stocks might be more resilient.

Similar logic might apply if the opposite were to happen.  If investors conclude that nothing productive is likely to come out of Washington, it would be negative for the outlook for growth, but it might also promote an expectation for interest rates to remain lower for longer.
_____________

[6]	Company documents, Bloomberg.

CAPITAL ADVISORS GROWTH FUND

These potentially offsetting forces might allow the stock market to retain the progress it made during the first half of the year, and potentially add a bit more upside during the second half.

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Keith C. Goddard, CFA
Chief Investment Officer
Capital Advisors Growth Fund
CEO, Capital Advisors, Inc.

Investment performance reflects contractual fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard, and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000® Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.  Indices are not available for direct investment and do not incur expenses.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.  Please refer to the schedule of investments for more complete holding information.

Mutual fund investing involves risk. Principal loss is possible. Growth stocks typically are more volatile than value stocks. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund may invest in derivatives, such as options, which involve risks different from, an in certain cases, greater than the risks presented by traditional investments.

Cash Flow is the movement of money into or out of a business.  It is usually measured during a specified period of time.  Measurement of cash flow can be used for calculating other parameters that give information on a company’s value and situation.

Return on invested capital (“ROIC”) is a financial measure that quantifies how well a company generates cash flow relative to the capital it has invested in its business.  It is defined as net operating profit less adjusted taxes divided by invested capital, and is usually expressed as a percentage.

CAPITAL ADVISORS GROWTH FUND

Margin of Safety refers to a principle of investing in which an investor only purchases securities when the market price is significantly below its intrinsic value.  In other words, when the market price is significantly below the investor’s estimation of the intrinsic value, the difference is the margin of safety.

Earnings growth is not a measure of the Fund’s future performance.

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at June 30, 2017 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period (1/1/17 – 6/30/17).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the operating expenses limitation agreement.  Although the Fund charges no sales load or transaction fees, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second set of lines of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at June 30, 2017 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/17	6/30/17	1/1/17 – 6/30/17

Actual	$1,000.00	$1,079.60	$6.45

Hypothetical (5% return
before expenses)	$1,000.00	$1,018.60	$6.26

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

CAPITAL ADVISORS GROWTH FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS – June 30, 2017 (Unaudited)

Percentages represent market value as a percentage of total investments.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2017 (Unaudited)

Shares	COMMON STOCKS - 83.87%	Value

	Application Software - 2.06%
11,525	Salesforce.com, Inc.*	$998,065

	Asset Management - 2.14%
2,460	BlackRock, Inc.	1,039,128

	Auto Manufacturers - Major - 4.23%
58,800	General Motors Co.	2,053,884

	Beverages - Brewers - 3.00%
13,200	Anheuser-Busch InBev SA/NV - ADR	1,456,752

	Biotechnology - 4.50%
23,900	Gilead Sciences, Inc.	1,691,642
20,500	Intrexon Corp.*	493,845
		2,185,487
	Business Services - 6.77%
640	Priceline Group, Inc.*	1,197,133
22,310	Visa, Inc. - Class A	2,092,232
		3,289,365
	Catalog & Mail Order Houses - 3.79%
1,900	Amazon.com, Inc.*	1,839,200

	Conglomerates - 3.60%
64,700	General Electric Co.	1,747,547

	Drug Manufacturers - 4.89%
17,260	Bristol-Myers Squibb Co.	961,727
22,050	Merck & Co., Inc.	1,413,184
		2,374,911
	Drugs - Generic - 3.79%
7,575	Allergan plc#	1,841,407

	Entertainment - Diversified - 3.17%
14,500	Walt Disney Co.	1,540,625

	Health Care Plans - 2.02%
5,280	UnitedHealth Group, Inc.	979,018

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2017 (Unaudited), Continued

Shares		Value

	Heavy Construction - 1.95%
20,700	Fluor Corp.	$947,646

	Independent Oil & Gas - 2.00%
30,000	Continental Resources, Inc.*	969,900

	Insurance - 0.01%
413	Trisura Group Ltd.*#	6,896

	Internet Information Providers - 4.13%
1,090	Alphabet, Inc. - Class A*	1,013,351
1,092	Alphabet, Inc. - Class C*	992,333
		2,005,684
	Medical Laboratories & Research - 3.05%
9,600	Laboratory Corp. of America Holdings*	1,479,744

	Money Center Banks - 6.90%
50,100	Citigroup, Inc.	3,350,688

	Oil & Gas Drilling & Exploration - 2.03%
30,600	RSP Permian, Inc.*	987,462

	Personal Computers - 5.25%
17,700	Apple, Inc.	2,549,154

	Personal Products - 2.82%
15,700	Procter & Gamble Co.	1,368,255

	Personal Services - 2.00%
12,600	Bright Horizons Family Solutions, Inc.*	972,846

	Processed & Packaged Goods - 1.93%
8,100	PepsiCo, Inc.	935,469

	Scientific & Technical Instruments - 1.98%
22,500	Sensata Technologies Holding N.V.*#	961,200

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2017 (Unaudited), Continued

Shares		Value

	Security Software & Services - 2.16%
9,600	Check Point Software Technologies Ltd.*#	$1,047,168

	Textile - Apparel Clothing - 3.70%
77,500	Hanesbrands, Inc.	1,794,900
	Total Common Stocks (Cost $30,959,097)	40,722,401

	REITS - 5.67%
	Real Estate Development - 5.67%
70,200	Brookfield Asset Management, Inc. - Class A#	2,752,542
	Total REITS (Cost $1,677,486)	2,752,542

	SHORT-TERM INVESTMENTS - 10.29%
4,994,842	Fidelity Investments Money Market
	Government Portfolio, Class I, 0.81%†
	(Cost $4,994,842)	4,994,842
	Total Investments in Securities
	(Cost $37,631,425) - 99.83%	48,469,785
	Other Assets in Excess of Liabilities - 0.17%	84,987
	Net Assets - 100.00%	$48,554,772

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of June 30, 2017.
ADR - American Depository Receipt
REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2017 (Unaudited)

ASSETS
Investments, at value (cost $37,631,425)	$48,469,785
Cash	8,354
Receivables:
Fund shares issued	179,260
Dividends and interest	33,525
Dividend tax reclaim	4,342
Prepaid expenses	14,143
Total assets	48,709,409
LIABILITIES
Payables:
Fund shares redeemed	79,845
Due to advisor	22,082
Audit fees	9,670
Shareholder reporting	7,341
Transfer agent fees and expenses	6,121
Administration and fund accounting fees	14,528
12b-1 distribution fees	9,947
Chief Compliance Officer fee	1,463
Custodian fees	830
Legal fees	2,810
Total liabilities	154,637

NET ASSETS	$48,554,772

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$48,554,772
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	1,865,476
Net asset value, offering and
redemption price per share	$26.03

COMPONENTS OF NET ASSETS
Paid-in capital	$34,831,385
Accumulated net investment income	80,197
Accumulated net realized gain on investments	2,804,830
Net unrealized appreciation on investments	10,838,360
Net assets	$48,554,772

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS For the six months ended June 30, 2017 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign tax
withheld and issuance fees of $10,344)	$357,657
Interest	19,619
Total income	377,276

Expenses
Advisory fees (Note 4)	178,247
12b-1 distribution fees (Note 5)	59,416
Administration and fund accounting fees (Note 4)	46,091
Transfer agent fees and expenses (Note 4)	16,851
Audit fees	9,670
Registration fees	9,433
Legal fees	6,692
Trustee fees	5,489
Chief Compliance Officer fee (Note 4)	4,463
Custody fees (Note 4)	2,489
Shareholder reporting	2,248
Miscellaneous fees	1,287
Insurance	1,091
Total expenses	343,467
Less: advisory fee waiver (Note 4)	(46,388)
Net expenses	297,079
Net investment income	80,197

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net realized gain from investments	2,837,102
Net change in unrealized appreciation on investments	698,593
Net realized and unrealized gain on investments	3,535,695
Net increase in net assets
resulting from operations	$3,615,892

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2017	Year Ended
	(Unaudited)	December 31, 2016
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$80,197	$49,959
Net realized gain on investments	2,837,102	232,539
Net change in unrealized
appreciation on investments	698,593	3,802,998
Net increase in net assets
resulting from operations	3,615,892	4,085,496

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(97,115)
From net realized gain on investments	—	(196,136)
Total distributions to shareholders	—	(293,251)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net
assets derived from net change
in outstanding shares (a)	(531,950)	2,765,060
Total increase in net assets	3,083,942	6,557,305

NET ASSETS
Beginning of period	45,470,830	38,913,525
End of period	$48,554,772	$45,470,830
Includes accumulated net
investment income of	$80,197	$—

(a)	A summary of share transactions is as follows:

	Six Months Ended
	June 30, 2017		Year Ended
	(Unaudited)		December 31, 2016
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	123,575	$3,116,233	335,142	$7,577,298
Shares issued in
reinvestment
of distributions	—	—	11,651	282,776
Shares redeemed+	(143,731)	(3,648,183)	(220,495)	(5,095,014)
Net increase/(decrease)	(20,156)	$(531,950)	126,298	$2,765,060
+ Net of redemption
fees of		$7		$—

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

	Six Months
	Ended
	June 30,
	2017		Year Ended December 31,
	(Unaudited)		2016	2015		2014		2013	2012
Net asset value,
beginning of period	$24.11		$22.12	$24.31		$23.97		$19.09	$17.08
Income from
investment operations:
Net investment income	0.04	(3)	0.03	0.02	(3)	0.13	(3)	0.12	0.17
Net realized and
unrealized gain/(loss)
on investments	1.88		2.12	(0.79)		2.80		5.41	2.00
Total from
investment operations	1.92		2.15	(0.77)		2.93		5.53	2.17
Less distributions:
From net
investment income	—		(0.05)	(0.13)		(0.26)		(0.34)	(0.16)
From net realized gain
on investments	—		(0.11)	(1.29)		(2.33)		(0.31)	—
Total distributions	—		(0.16)	(1.42)		(2.59)		(0.65)	(0.16)
Redemption fees retained	0.00	(3)(4)	—	0.00	(3)(4)	0.00	(3)(4)	—	—
Net asset value,
end of period	$26.03		$24.11	$22.12		$24.31		$23.97	$19.09

Total return	7.96	%(2)	9.71%	-3.22%		12.57%		29.10%	12.74%

Ratios/supplemental data:
Net assets, end of
period (thousands)	$48,555		$45,471	$38,914		$39,112		$35,087	$27,843
Ratio of expenses to
average net assets:
Before fee waivers	1.45	%(1)	1.48%	1.49%		1.58%		1.58%	1.65%
After fee waivers	1.25	%(1)	1.25%	1.25%		1.25%		1.25%	1.25%
Ratio of net investment
income/(loss) to
average net assets:
Before fee waivers	0.14	%(1)	(0.11)%	(0.14)%		0.20%		0.20%	0.51%
After fee waivers	0.34	%(1)	0.12%	0.10%		0.53%		0.53%	0.91%
Portfolio turnover rate	29.94	%(2)	39.60%	44.34%		35.90%		41.25%	34.53%

(1)	Annualized.
(2)	Not Annualized.
(3)	Based on average shares outstanding.
(4)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2017 (Unaudited)

NOTE 1 – ORGANIZATION

The Capital Advisors Growth Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Fund began operations on January 1, 2000. The Fund is a diversified fund.  The investment objective of the Fund is to achieve long-term capital growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Fund’s returns filed for open tax years 2014 – 2016, or expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2017 (Unaudited), Continued

accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs: The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2017 (Unaudited), Continued

G.	Redemption Fees: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held 7 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

During the six months ended June 30, 2017, the Fund retain $7 in redemption fees.

H.
New Accounting Pronouncement:  In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

I.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of June 30, 2017, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for majority security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2017 (Unaudited), Continued

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Fund’s investments are carried at fair value. Equity securities, including common stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2017 (Unaudited), Continued

security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$1,957,362	$—	$—	$1,957,362
Conglomerates	1,747,547	—	—	1,747,547
Consumer Goods	7,609,260	—	—	7,609,260
Financial	6,488,944	—	—	6,488,944
Healthcare	8,860,567	—	—	8,860,567
Industrial Goods	947,646	—	—	947,646
Services	5,549,804	—	—	5,549,804
Technology	7,561,271	—	—	7,561,271
Total Common Stocks	40,722,401	—	—	40,722,401
REITS	2,752,542	—	—	2,752,542
Short-Term Investments	4,994,842	—	—	4,994,842
Total Investments in Securities	$48,469,785	$—	$—	$48,469,785

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at June 30, 2017, the end of the reporting period.  The Fund recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the six months ended June 30, 2017.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended June 30, 2017, Capital Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.75%, based upon the average daily net assets of the Fund.  For the six months ended June 30, 2017, the Fund incurred $178,247 in advisory fees.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2017 (Unaudited), Continued

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.25% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which is the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the six months ended June 30, 2017, the Advisor reduced its fees in the amount of $46,388; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

Year	Amount
2017	$120,704
2018	94,714
2019	98,355
2020	46,388
$360,161

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2017 (Unaudited), Continued

Certain officers of the Fund are also employees of the Administrator. The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

For the six months ended June 30, 2017, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$46,091
Transfer Agency (a)	11,877
Custody	2,489
Chief Compliance Officer	4,463

 (a) Does not include out-of-pocket expenses

At June 30, 2017, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$14,528
Transfer Agency (a)	3,831
Chief Compliance Officer	1,463
Custody	830

 (a) Does not include out-of-pocket expenses

NOTE 5 – DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”.  For the six months ended June 30, 2017, the Fund paid the Distribution Coordinator $59,416.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2017, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $13,556,034 and $12,229,365, respectively.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2017 (Unaudited), Continued

NOTE 7 – INCOME TAXES

The tax character of distributions paid during the six months ended June 30, 2017 and the year ended December 31, 2016 was as follows:

	June 30, 2017	December 31, 2016
Ordinary income	$—	$230,035
Long-term capital gains	—	63,216

Ordinary income distributions may include dividends paid from short-term capital gains.

As of December 31, 2016, the Fund’s most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$35,202,082
Gross tax unrealized appreciation	10,790,381
Gross tax unrealized depreciation	(650,614)
Net tax unrealized appreciation	10,139,767
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/(losses)	(32,272)
Total accumulated earnings/(losses)	$10,107,495

The difference between book basis and tax basis distributable earnings is attributable to post-October losses.

At December 31, 2016, the Capital Advisors Growth Fund deferred, on a tax basis, post-October losses of $32,272.

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect a Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•	Growth-Style Investing Risk – Growth stocks may be more volatile than other types of stocks and may perform differently from the market as a whole.

•	Management Risk – The Fund’s ability to achieve its investment objective depends on the ability of the Advisor to correctly identify economic trends and select stocks.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2017 (Unaudited), Continued

•	Market Risk – The value of stocks and other securities the Fund holds or the overall stock market may decline over short or extended periods.

•
Options Risk – Writing call options is a highly specialized activity and entails greater than ordinary investment risks. By writing (or selling) a call option, the Fund loses the potential for gain on the underlying security above the exercise price. If the call option is exercised, the Fund misses out on any gain from an increase in the market price over the exercise price.

•
Non-U.S. Investment Risk – Investments in foreign securities are subject to special risks. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

•
Depositary Receipt Risk – The Fund’s equity investments may take the form of sponsored or unsponsored depositary receipts.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

NOTE 9 – REPORT OF THE TRUST’S SPECIAL SHAREHOLDER MEETING

A Special Meeting of Shareholders (the “Meeting”) took place on March 3, 2017, to elect one new Trustee to the Board and to ratify the prior appointment of two current Trustees of the Board.

All Trust shareholders of record, in the aggregate across all Funds of the Trust, were entitled to attend or submit proxies.  As of the applicable record date, the Trust had 315,776,916 shares outstanding.  The results of the voting for each proposal were as follows:

Proposal No. 1. Election of One New Trustee

Nominee	For Votes	Votes Withheld
David G. Mertens	206,896,354	1,556,814

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2017 (Unaudited), Continued

Proposal No. 2. Ratification of the Prior Appointment of Two Current Trustees of the Board

Current Trustee	For Votes	Votes Withheld
Gail S. Duree	205,321,820	3,131,348
Raymond B. Woolson	206,321,270	2,131,897

Effective March 3, 2017, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree,	Joe D. Redwine,
Independent Trustee	Interested Trustee
David G. Mertens,	George T. Wofford,
Independent Trustee	Independent Trustee
George J. Rebhan,	Raymond B. Woolson,
Independent Trustee	Independent Trustee

Effective March 13, 2017, following Mr. Wofford’s resignation, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree,	Joe D. Redwine,
Independent Trustee	Interested Trustee
David G. Mertens,	Raymond B. Woolson,
Independent Trustee	Independent Trustee
George J. Rebhan,
Independent Trustee

CAPITAL ADVISORS GROWTH FUND

NOTICE TO SHAREHOLDERS at June 30, 2017 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2017

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

ADDITIONAL INFORMATION

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-205-0523 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
Capital Advisors, Inc.
2200 South Utica Place, Suite 150
Tulsa, Oklahoma 74114

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
              Douglas G. Hess, President

Date 9/5/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date 9/5/17

By (Signature and Title)* /s/ Cheryl L. King
  Cheryl L. King, Treasurer

Date 9/5/17

* Print the name and title of each signing officer under his or her signature